UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 26, 2010

Date of Report (Date of earliest event reported)

SOLARWINDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34358	73-1559348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3711 South MoPac Expressway

Building Two

Austin, Texas 78746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by SolarWinds, Inc. (the “Company”) on January 27, 2010, to include the historical financial statements of the business acquired of Tek-Tools, Inc. (“Tek-Tools”) and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of Tek-Tools are furnished as Exhibit 99.2 and are incorporated herein by reference:

(1)	Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm for the Year Ended December 31, 2009;

(2)	Consolidated Balance Sheet as of December 31, 2009;

(3)	Consolidated Statement of Operations for the Year Ended December 31, 2009;

(4)	Consolidated Statement of Changes in Stockholders’ Deficit for the Year Ended December 31, 2009;

(5)	Consolidated Statement of Cash Flows for the Year Ended December 31, 2009; and

(6)	Notes to Consolidated Financial Statements for the Year Ended December 31, 2009.

(b)	Pro Forma Financial Information.

The following pro forma financial statements are furnished as Exhibit 99.3 and are incorporated herein by reference:

(1)	Unaudited Combined Condensed Pro Forma Balance Sheet as of December 31, 2009, which gives effect to the Tek-Tools acquisition as if it had been completed on December 31, 2009;

(2)	Unaudited Combined Condensed Pro Forma Statement of Income for the Year Ended December 31, 2009, which gives effect to the Tek-Tools acquisition as if it had been completed on January 1, 2009; and

(3)	Notes to Unaudited Combined Condensed Pro Forma Financial Statements.

(d)	Exhibits.

Exhibit Number	Description

2.1(1)	Asset Purchase Agreement dated as of January 26, 2010 by and among SolarWinds, Inc., SolarWinds Worldwide, LLC, SolarWinds Software Europe (Holdings) Limited, SolarWinds Software Europe Limited, Tek-Tools, Inc. and U.S. Bank, N.A.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1(1)	Press release issued by SolarWinds, Inc. dated January 27, 2010.

99.2	Audited consolidated financial statements and schedules of Tek-Tools as of and for the year ended December 31, 2009.

99.3	Unaudited combined condensed pro forma financial statements as of and for the year ended December 31, 2009.

(1)	Incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-34358) filed on January 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS, INC.

Date: April 12, 2010	By:	/s/ Michael J. Berry
Michael J. Berry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1(1)	Asset Purchase Agreement dated as of January 26, 2010 by and among SolarWinds, Inc., SolarWinds Worldwide, LLC, SolarWinds Software Europe (Holdings) Limited, SolarWinds Software Europe Limited, Tek-Tools, Inc. and U.S. Bank, N.A.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1(1)	Press release issued by SolarWinds, Inc. dated January 27, 2010.

99.2	Audited consolidated financial statements and schedules of Tek-Tools as of and for the year ended December 31, 2009.

99.3	Unaudited combined condensed pro forma financial statements as of and for the year ended December 31, 2009.

(1)	Incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-34358) filed on January 27, 2010.